UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133 )

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2012

Date of reporting period: September 1, 2011 - August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Annual report 8|31|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	19

Federal tax information	57

Shareholder meeting results	57

About the Trustees	58

Officers	60

Consider these risks before investing: The prices of convertible securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to specific companies or industries. These risks are generally greater for convertible securities issued by small and midsize companies (which may constitute a significant portion of the fund’s investments from time to time). The prices of convertible securities may be adversely affected by changes in the prices of underlying common stocks. Convertible securities tend to provide higher yields than common stocks. However, a higher yield may not protect investors against the risk of loss or adequately mitigate any loss associated with a decline in the price of a convertible security. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have less than investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Interview with your fund’s portfolio managers

What was the market environment like for high-yield convertibles and bonds during the past 12 months?

Eric: After a volatile first half of the period, U.S. equities posted solid gains for the period as a whole. Volatility spiked and stocks plummeted late last summer, as investors became unnerved by eurozone sovereign debt woes, political wrangling over the U.S. debt ceiling, and the sovereign credit-rating downgrade that followed. By October, signs of an improving U.S. economy rejuvenated stocks, paving the way for a robust rally that lasted until May. At that point, stocks declined, due to increasing concern about the broader issues underlying the eurozone debt crisis, as well as growing uncertainty about the strength of the U.S. economy, and a slowdown in China. However, encouraging comments from the European Central Bank, along with renewed investor confidence that U.S. growth would continue at a slow but steady pace, helped fuel an impressive market rebound that lasted through period-end.

In the fixed-income markets, amid the cross-currents of declining interest rates, the ebb and flow of concern about eurozone debt, mixed global economic data, and accommodative Federal Reserve monetary policy, U.S. bonds achieved positive results. High-yield bonds registered solid, double-digit gains, pushed higher by investor demand for

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

higher-yielding securities, and outpaced the broad bond market by a sizable margin. High-yield convertibles also outperformed the broad market, as did other credit-sensitive fixed-income sectors, while U.S. Treasuries and government-agency mortgage-backed securities lagged.

Against this backdrop, the fund beat its primary benchmark, but trailed its secondary benchmark and the average return for its Lipper peer group.

What factors helped the fund outpace its primary benchmark?

Rob: At the sector/industry level, on the high-yield convertibles side of the fund, a beneficial underweight in the poor-performing energy sector, along with favorable positioning in utilities, an overweight in financials, and positive security selection in consumer staples, drove the results of that portion of the portfolio. Among high-yield bonds, holdings in the financials, gaming/lodging/leisure, cable and satellite, and retail groups were the biggest contributors.

Which investments were the biggest contributors to relative performance?

Eric: Among convertible securities, the top overall contributor was a lighter-than-primary benchmark position in Chesapeake Energy, the second-largest producer of natural gas in the United States. Given the fact that Chesapeake is a large index component, we believed some exposure to its convertibles was warranted, but not an index-sized stake. Chesapeake was hampered by historically low natural gas prices, along with investor concern about its aggressive capital spending. As a result, our relative lack of conviction in the company’s

Credit qualities are shown as a percentage of net assets as of 8/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and only represents the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

securities proved advantageous during the period.

The fund also benefited from two investments in energy companies that agreed to be acquired during the first half of the period. The first of these was oil and gas pipeline operator El Paso, which agreed to a buyout offer from Kinder Morgan totaling about $21 billion in cash and stock, making it one of the biggest energy deals in history. The second was oil services provider Global Industries, which was acquired by Technip, a Paris-based firm offering project management, engineering, and construction services to the energy industry. We sold the fund’s position in Global Industries.

In financials, an investment in convertible preferred stock issued by diversified bank Wells Fargo also aided performance. Wells Fargo saw improvements in loan growth, along with stronger earnings in its mortgage banking, commercial and industrial lending, and credit card units. We liked the investment because of its healthy yield, backed by a relatively high-quality issuer.

Rob: The top individual contributors among the fund’s high-yield bond holdings included Intelsat, which is the largest satellite communications provider in the world. The company continued to benefit from growing demand for broadcasting, data transmission, and secure information flow in markets around the world.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/12. Short-term holdings are excluded. Holdings will vary over time.

Wireless carrier Sprint Nextel also contributed, thanks to better-than-expected earnings on stronger wireless margins resulting from lower expenses and reduced roaming costs.

Our position in automotive finance provider Ally Financial also proved beneficial, as investors became more confident in the firm’s ability to extricate itself from mortgage liabilities at its ResCap subsidiary.

Hospitality and gaming company MTR Gaming Group rounded out the top contributors. MTR’s bonds received a boost when the Ohio Gaming Commission licensed the firm to operate video lottery terminals at its newly opened Scioto Downs racetrack in Columbus, Ohio.

Which holdings were the primary relative detractors?

Eric: The biggest detractor among our convertible securities during the period was Powerwave Technologies. A small manufacturer of telecommunications equipment, the company struggled due to significantly reduced capital spending by global telecom providers during the period’s first half.

Securities issued by China Medical Technologies, a diagnostic medical device company based in China, performed poorly because the firm failed to service its debt obligations. The company also faced class-action lawsuits alleging accounting fraud and the use of fraudulent shell companies to make acquisitions.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Cash and net other assets represent the market-value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

* Foreign bonds denominated in USD currency are included in the corporate bonds and notes.

Rob: Among our high-yield bond holdings, securities issued by NII Capital, the financing subsidiary of NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand name, were a disappointment. NII’s bonds declined on investor concern about the firm’s transition to a 3G network and overall concern about its Latin American operations.

Additional detractors included Travelport, a provider of computerized registration systems to the travel industry, and Affinion Group, which develops customer engagement and loyalty programs for businesses.

What is your outlook for the high-yield convertibles market?

Eric: Overall, I would say we’re guardedly optimistic. Our “guarded” posture mainly has to do with the ongoing storm clouds hanging over the eurozone sovereign debt crisis. In our view, the potential for a serious financial shock still exists, given the complexity of a resolution.

On a more positive note, we are generally encouraged by the slowly improving economic backdrop in the United States. We believe corporate credit spreads [the yield advantage corporate bonds offer over Treasuries], which remained wide versus historical averages at period-end, could tighten, which would be supportive for convertible bond prices.

Additionally, after remaining weak for much of the period, the convertible new-issue market improved during its final two months, bolstered by the stock market’s strong performance. We saw new-issuance by homebuilders looking to raise capital to purchase land for new developments in the face of increased demand, as well as issuance to finance mergers-and-acquisitions in several industries. Historically, increased new issue volume has been a positive sign because new issues tend to perform well and provide a source of “alpha,” or excess return.

Do you have any closing thoughts on your outlook for the high-yield bond market?

Rob: As with high-yield convertibles, high-yield bond yield spreads compressed during the period, but remained at reasonably attractive levels on a historical basis. Despite the fact that we believe high-yield defaults are likely to remain low, which could reduce risk within the asset class, we believe the current level of yield spreads is justified, given global macroeconomic risks. All told, barring another extreme financial crisis, we believe high-yield bond valuations are still attractive.

Thanks for bringing us up to date, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/12

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.14%	8.89%

10 years	156.87	167.31
Annual average	9.89	10.33

5 years	28.98	44.27
Annual average	5.22	7.61

3 years	40.27	48.15
Annual average	11.94	14.00

1 year	8.02	9.08

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/12

	BofA Merrill Lynch		Lipper Convertible
	All-Convertibles	JPMorgan	Securities Funds
	Speculative	Developed High	(closed-end)
	Quality Index	Yield Index	category average*

Annual average
Life of fund (since 7/9/87)	—†	—†	8.21%

10 years	158.38%	173.74%	105.83
Annual average	9.96	10.59	7.24

5 years	20.61	59.43	12.34
Annual average	3.82	9.78	2.10

3 years	40.85	52.84	39.01
Annual average	12.10	15.19	11.51

1 year	7.38	14.40	9.11

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/12, there were 11, 11, 11, 5, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions

Number	12

Income	$0.5268

Capital gains	—

Total	$0.5268

Share value	NAV	Market price

8/31/11	$8.12	$8.10

8/31/12	8.21	8.27

Current yield (end of period)

Current dividend rate*	6.42%	6.37%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.21%	8.95%

10 years	168.45	183.87
Annual average	10.38	11.00

5 years	28.35	43.21
Annual average	5.12	7.45

3 years	36.39	44.18
Annual average	10.90	12.97

1 year	16.35	20.51

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 11, 11 and 9 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2012

The fund’s portfolio 8/31/12

CORPORATE BONDS AND NOTES (42.7%)*	Principal amount		Value

Basic materials (2.5%)
Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$45,000	$45,113

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018		200,000	190,000

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		55,000	60,638

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		140,000	154,700

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		100,000	102,000

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		115,000	124,775

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		50,000	53,125

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		160,000	149,600

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)		40,000	38,400

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		75,000	74,625

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		150,000	141,875

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		65,000	59,919

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		90,000	90,675

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020		40,000	40,400

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014		45,000	42,300

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		150,000	171,750

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		35,000	39,900

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		100,000	106,000

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	105,000	118,232

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$130,000	144,138

Louisiana-Pacific Corp. company guaranty sr. unsec unsub. notes
7 1/2s, 2020		55,000	59,675

LyondellBasell Industries NV sr. unsec. unsub notes 5s, 2019
(Netherlands)		240,000	254,400

Momentive Performance Materials, Inc. notes 9s, 2021		110,000	80,300

Momentive Performance Materials, Inc. 144A company guaranty
sr. notes 10s, 2020		20,000	20,100

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		65,000	68,413

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		110,000	122,925

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		120,000	120,900

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		85,000	90,950

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Basic materials cont.
Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		$105,000	$106,313

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs
7 1/2s, 2025 (Ireland)		35,000	35,438

Steel Dynamics, Inc. sr. unsec. notes company guaranty
7 5/8s, 2020		100,000	108,750

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		20,000	20,700

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		25,000	25,938

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		135,000	142,425

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		110,000	120,725

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		125,000	126,250

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		25,000	11,375

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		10,000	7,900

			3,471,642
Capital goods (2.8%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		130,000	139,425

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		220,000	241,175

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 5 1/4s, 2014		60,000	61,950

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	100,000	133,248

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$35,000	38,763

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		80,000	83,600

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		20,000	21,000

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		70,000	75,600

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		130,000	143,975

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		50,000	51,500

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		50,000	56,250

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		35,000	35,438

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		120,000	130,200

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		65,000	68,088

Exide Technologies sr. notes 8 5/8s, 2018		80,000	65,500

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		180,000	191,700

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		245,000	315,394

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		30,000	31,088

Mueller Water Products, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2020		13,000	14,495

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		185,000	169,275

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Capital goods cont.
Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	$170,000	$182,750

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s,
2019 (France)	200,000	208,635

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 3/4s, 2016	115,000	120,175

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 1/8s, 2019	100,000	107,750

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub.
notes 9s, 2019	120,000	121,950

Ryerson Holding Corp. sr. disc. notes zero %, 2015	125,000	64,063

Ryerson, Inc. company guaranty sr. notes 12s, 2015	220,000	223,850

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	50,000	54,500

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	150,000	163,500

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016	55,000	61,991

Terex Corp. sr. unsec. sub. notes 8s, 2017	185,000	193,788

Thermadyne Holdings Corp. company guaranty sr. notes
9s, 2017	195,000	203,775

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	79,000	86,900

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	140,000	155,925

		4,017,216
Communication services (5.9%)
Adelphia Communications Corp. escrow bonds zero %, 2012	20,000	160

Adelphia Communications Corp. escrow bonds zero %, 2012	235,000	1,880

AMC Networks, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	30,000	34,125

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	75,000	79,500

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	180,000	206,100

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	38,763

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	80,000	86,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	125,000	134,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	45,000	44,550

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	77,613

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	75,000	81,188

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	115,000	124,488

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	125,000	134,219

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	100,000	101,125

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Communication services cont.
Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	$120,000	$128,400

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	665,000	610,065

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	110,000	108,900

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	10,000	9,850

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020	195,000	189,150

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016	115,000	121,325

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	45,000	48,938

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	65,000	70,200

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	165,000	174,900

DISH DBS Corp. company guaranty 7 1/8s, 2016	15,000	16,500

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	135,000	155,081

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	230,000	244,950

Equinix, Inc. sr. unsec. notes 7s, 2021	75,000	84,188

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	39,900

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	85,000	94,775

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	65,000	72,475

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	95,000	105,688

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	130,000	139,263

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	145,000	160,225

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	103,075

Intelsat Jackson Holdings SA 144A company guaranty sr. unsec.
notes 7 1/4s, 2020 (Bermuda)	80,000	86,200

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	407,187	427,546

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	580,000	609,000

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	80,000	87,600

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 5/8s, 2020	85,000	90,950

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 1/8s, 2019	20,000	20,950

Level 3 Financing, Inc. 144A company guaranty sr. unsec unsub.
notes 7s, 2020	115,000	114,425

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015	15,000	15,319

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	55,000	61,188

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	60,000	63,675

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Communication services cont.
MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$165,000	$176,963

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		10,000	10,050

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		50,000	48,375

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019		25,000	20,313

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		110,000	84,425

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		50,000	54,125

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		160,000	181,200

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	75,000	80,595

Qwest Corp. notes 6 3/4s, 2021		$130,000	153,798

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	100,749

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	76,397

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		36,000	39,960

SBA Telecommunications, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		35,000	36,575

Sprint Capital Corp. company guaranty 6 7/8s, 2028		295,000	266,975

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		130,000	143,000

Sprint Nextel Corp. sr. unsec. notes 9 1/8s, 2017		95,000	106,400

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		325,000	331,500

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		70,000	71,663

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018		225,000	265,219

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		15,000	15,900

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	75,000	82,134

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		$73,000	81,578

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		80,000	73,600

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		135,905	95,134

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		35,000	37,275

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		95,000	100,225

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		65,000	70,688

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		75,000	78,750

			8,282,841

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Consumer cyclicals (9.7%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty
sr. unsec. notes 9 1/4s, 2019	$15,000	$16,500

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	105,000	69,300

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	135,000	96,525

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	125,000	89,375

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	200,000	221,000

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	228,000	238,260

American Media, Inc. 144A notes 13 1/2s, 2018	18,955	17,960

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022	85,000	90,950

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	50,000	51,188

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	50,000	52,000

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	40,000	44,900

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	35,000	37,144

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	65,000	64,919

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	15,000	14,700

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	39,100

Beazer Homes USA, Inc. sr. unsec. notes company guaranty
8 1/8s, 2016	60,000	61,200

Beazer Homes USA, Inc. 144A company guaranty sr. notes
6 5/8s, 2018	90,000	92,025

Bon-Ton Department Stores, Inc. (The) 144A company guaranty
sr. notes 10 5/8s, 2017	190,000	153,900

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	60,000	62,175

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	100,000	109,250

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,713

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	53,625

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	40,000	43,700

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	150,000	161,625

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	107,000	67,410

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	270,000	290,925

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020	90,000	88,763

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	55,000	58,781

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	80,000	79,700

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		$20,000	$22,700

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		125,000	113,750

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022		45,000	48,263

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		200,000	211,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019		50,000	56,000

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		60,000	67,050

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		182,970	193,948

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016		60,000	63,750

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021		120,000	102,900

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014		100,000	86,000

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec notes 7 5/8s, 2020		80,000	77,800

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 9 1/4s, 2017		20,000	21,650

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		95,000	103,194

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		205,000	211,150

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		145,000	137,025

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		110,000	120,450

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		151,000	173,273

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		165,000	176,963

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		200,000	220,006

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		130,000	140,400

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	155,000	159,628

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$85,000	92,225

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		75,000	83,625

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		110,000	119,350

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes 4 3/4s, 2023 R		30,000	30,825

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		240,000	270,600

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		90,000	95,625

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes
8 7/8s, 2020		75,000	77,063

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		50,000	53,688

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		165,000	186,038

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022	$15,000	$15,450

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	10,000	11,225

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018	30,000	33,150

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	50,000	53,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	145,000	151,253

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017	35,000	34,825

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	100,000	112,250

Limited Brands, Inc. sr. notes 5 5/8s, 2022	50,000	52,813

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	240,000	255,300

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016	160,000	186,109

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2015	75,000	88,112

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	200,000	18,000

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	130,000	136,175

MGM Resorts International company guaranty sr. notes 9s, 2020	10,000	11,163

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	100,000	102,500

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	140,000	145,950

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	65,000	65,813

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	22,700

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,000

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	70,000	74,550

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	225,000	236,534

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	292,907	300,962

Navistar International Corp. sr. notes 8 1/4s, 2021	264,000	251,130

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	140,000	142,275

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	105,000	112,875

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	205,000	230,625

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	125,000	136,875

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	45,000	47,813

Owens Corning company guaranty sr. unsec. notes 9s, 2019	225,000	281,813

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	30,000	33,488

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	95,000	96,900

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	65,000	72,313

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	95,000	104,738

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	75,000	78,000

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	$35,000	$38,238

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	140,000	155,400

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	80,000	79,200

QVC Inc. 144A sr. notes 7 1/2s, 2019	90,000	99,721

QVC Inc. 144A sr. notes 7 3/8s, 2020	65,000	72,428

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	90,000	92,700

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	26,938

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	35,000	36,050

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	27,250

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	140,000	156,100

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	85,000	90,100

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	135,000	153,900

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	150,000	149,625

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	40,000	39,400

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	196,750

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	70,000	73,325

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	240,000	264,600

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020	90,000	96,638

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016	49,000	53,226

Sears Holdings Corp. company guaranty 6 5/8s, 2018	55,000	49,638

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	30,000	29,925

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018	155,000	176,894

Spectrum Brands Holdings, Inc. 144A company guaranty
sr. notes 9 1/2s, 2018	50,000	57,063

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	95,000	99,750

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	40,000	42,400

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	30,000	31,950

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	165,000	174,488

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	30,000	30,225

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	30,000	30,038

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	110,000	119,075

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	145,000	159,863

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	120,000	44,700

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	10,000	7,950

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC 144A sr. notes 6.461s, 2016 ‡‡		$95,308	$73,625

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		36,000	25,560

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	60,000	79,164

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		$75,000	75,938

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		115,000	123,338

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		70,000	78,225

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		145,000	161,131

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		130,000	143,650

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		95,000	98,919

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		210,000	222,600

			13,767,929
Consumer staples (3.1%)
Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		35,000	39,375

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		30,000	33,300

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		130,000	133,739

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		30,000	32,400

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		75,000	86,438

Carrols Restaurant Group, Inc. 144A company guaranty sr. notes
11 1/4s, 2018		30,000	32,175

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		66,958	74,742

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		80,000	69,000

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		95,000	98,563

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		145,000	165,300

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		50,000	56,188

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 4 5/8s, 2023		25,000	25,438

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		150,000	161,813

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		130,000	144,950

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		135,000	150,694

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016		95,000	100,819

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019		45,000	44,775

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		235,000	263,788

Dole Food Co. sr. notes 13 7/8s, 2014		94,000	105,750

Dole Food Co. 144A sr. notes 8s, 2016		35,000	36,575

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		105,000	116,550

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		$45,000	$48,544

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	110,000	150,409

JBS USA, LLC/JBS USA Finance, Inc. company guaranty
sr. unsec. notes 11 5/8s, 2014		$60,000	67,650

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		40,000	38,200

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		135,000	123,525

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020		70,000	73,763

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020		65,000	69,306

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018		55,000	60,775

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		40,000	42,150

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		135,000	148,163

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		80,000	84,800

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		40,000	45,100

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		65,000	66,788

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		250,000	257,813

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		95,000	97,613

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		35,000	39,375

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		35,000	38,325

Service Corporation International sr. notes 7s, 2019		50,000	54,750

Service Corporation International sr. notes 7s, 2017		65,000	74,100

Service Corporation International sr. unsec. notes 7 3/8s, 2014		125,000	137,500

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		90,000	92,363

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		85,000	90,100

UR Financing Escrow Corp. 144A company guaranty notes
5 3/4s, 2018		30,000	31,725

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022		50,000	54,000

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2019		225,000	253,125

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		40,000	40,600

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		65,000	64,350

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020		30,000	31,763

			4,349,047
Energy (5.8%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		45,000	46,013

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		35,000	36,313

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		45,000	40,275

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Energy cont.
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	$75,000	$67,688

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	20,000	26,792

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	75,000	86,766

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	50,000	60,744

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	30,000	27,150

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019	95,000	85,975

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015
(In default) †	50,000	13,000

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	60,000	64,050

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017	90,000	94,050

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	265,000	282,888

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	85,000	96,475

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	125,000	136,250

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	95,000	104,263

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019	40,000	40,300

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	115,000	110,400

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	110,000	112,063

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	120,000	129,600

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	30,000	31,050

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	51,625

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	84,000

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	215,000	231,663

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	130,000	140,075

Continental Resources, Inc. company guaranty sr. unsec notes
5s, 2022	110,000	114,950

Continental Resources, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2022	95,000	99,038

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	245,525

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	40,000	39,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	95,000	107,588

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	65,000	69,875

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Energy cont.
EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	$250,000	$226,250

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	75,000	80,438

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	85,000	83,300

Forbes Energy Services Ltd. company guaranty sr. unsec. notes
9s, 2019	80,000	77,600

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	115,000	118,738

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	185,000	179,450

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,300

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	130,000	134,550

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019	25,000	14,844

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	110,000	111,925

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	25,000	25,313

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	175,000	185,938

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	40,000	43,000

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019	160,000	181,600

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec notes 6 1/2s, 2019	115,000	114,425

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	90,000	88,875

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)	45,000	39,600

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	90,000	94,725

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	40,000	41,700

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	120,000	84,000

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	95,000	103,550

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	95,175

Northern Oil and Gas, Inc. 144A company guaranty sr. unsec.
notes 8s, 2020	95,000	96,900

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	65,000	66,463

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	120,000	132,600

Offshore Group Investment, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)	80,000	88,400

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	265,000	284,875

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	$185,000	$206,738

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	10,000	10,350

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	85,000	86,913

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	190,000	194,275

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	175,000	189,000

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	50,000	47,375

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	68,600

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	50,000	54,875

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	45,000	46,856

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	135,000	148,838

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	185,000	197,950

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	245,000	252,350

SandRidge Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2016	55,000	60,363

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	5,000	5,063

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	230,000	239,775

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	55,000	57,475

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	50,000	52,250

SM Energy Co. 144A sr. notes 6 1/2s, 2023	20,000	20,900

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	83,000	87,565

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	25,000	26,875

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	30,000	30,375

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	65,000	65,975

Whiting Petroleum Corp. company guaranty 7s, 2014	90,000	96,075

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	71,000	92,146

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	40,000	42,400

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	145,000	152,613

		8,214,748
Financials (4.6%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity	195,000	181,350

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	70,000	64,925

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	95,000	94,644

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	90,000	97,246

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	65,000	72,150

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	60,000	70,200

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		$65,000	$74,425

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2017		40,000	41,400

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.667s, 2014		65,000	63,886

Ally Financial, Inc. unsec. sub. notes 8s, 2018		65,000	72,963

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068		100,000	119,375

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037		105,000	105,788

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		35,000	38,238

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017		160,000	180,000

CIT Group, Inc. sr. unsec. notes 5s, 2022		100,000	100,758

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		80,000	83,300

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		105,000	109,463

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017		65,000	67,763

CIT Group, Inc. 144A bonds 7s, 2017		142,431	142,573

CIT Group, Inc. 144A bonds 7s, 2016		83,414	83,622

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		135,000	146,644

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		160,000	166,800

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	40,000	44,483

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$45,000	45,900

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		105,000	114,844

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		110,000	108,075

Dresdner Funding Trust I 144A bonds 8.151s, 2031		140,000	121,520

E*Trade Financial Corp. sr. notes 6 3/4s, 2016		80,000	83,200

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		72,000	82,170

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, perpetual maturity (Jersey)		175,000	126,910

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		135,000	133,191

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		60,000	47,714

Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes
6s, 2016		415,000	421,744

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		180,000	184,950

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		115,000	117,444

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		240,000	255,600

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		80,000	83,600

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		120,000	119,700

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		45,000	46,575

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R		85,000	87,763

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount		Value

Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.8s, 2037		$75,000	$79,406

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
notes FRN 7s, 2037		30,000	28,125

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		50,000	54,375

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		65,000	68,575

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		85,000	94,881

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019		30,000	33,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 9 5/8s, 2019		20,000	21,900

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022		75,000	79,500

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020		50,000	52,750

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		90,000	91,575

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017		135,000	143,438

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		60,000	60,750

Regions Financing Trust II company guaranty jr. unsec. sub. bonds
FRB 6 5/8s, 2047		135,000	130,275

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †		200,000	196,000

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)		265,000	249,100

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)		30,000	32,456

SLM Corp. sr. notes Ser. MTN, 8s, 2020		45,000	50,963

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		290,000	334,950

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		295,000	242,638

			6,447,553
Health care (3.1%)
Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		95,000	98,800

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		90,000	95,231

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		70,000	72,625

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		130,000	137,963

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	100,000	139,871

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		$95,000	98,088

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		130,000	140,400

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 7 1/8s, 2020		65,000	67,925

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$200,000	$213,000

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)	160,000	173,600

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019	100,000	106,750

Endo Health Solutions, Inc. company guaranty sr. unsec. notes
7s, 2019	70,000	75,600

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	95,000	101,531

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018	170,000	187,000

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017	29,000	31,320

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	215,000	242,413

HCA, Inc. sr. notes 6 1/2s, 2020	355,000	390,500

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	30,000	33,225

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	190,000	195,225

Hologic, Inc. 144A company guaranty sr. unsec. notes
6 1/4s, 2020	30,000	31,763

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	285,000	271,819

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	120,000	133,800

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018	165,000	167,888

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	110,000	99,825

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	104,500

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	70,000	76,825

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	81,600

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	131,119	133,414

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	85,000	90,950

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	15,000	17,250

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	225,000	245,250

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	55,000	62,563

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	80,000	85,900

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	20,000	20,700

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	45,000	47,363

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	120,000	127,500

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	4,000	2,830

		4,402,807
Technology (2.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	105,000	107,100

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	15,000	14,775

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	25,000	16,125

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	85,000	73,738

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	145,000	132,675

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Technology cont.
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	$212,350	$210,227

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	45,000	44,213

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	65,000	69,875

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	115,000	118,450

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	65,000	72,800

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	45,000	49,500

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	155,000	156,938

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	95,116	97,494

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	120,000	115,200

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	240,000	237,900

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	145,000	149,713

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	84,000	89,880

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	49,000	53,533

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	155,000	167,788

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	55,000	62,700

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	60,000	64,950

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	45,000	50,400

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	25,000	27,625

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015	446,000	338,960

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	150,000	171,375

Seagate HDD Cayman company guaranty sr. unsec. notes 7s, 2021
(Cayman Islands)	55,000	58,850

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	85,000	93,288

SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes
10 1/4s, 2015	116,000	118,755

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	95,000	101,888

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	120,000	129,600

		3,196,315
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	200,000	210,750

AMGH Merger Sub, Inc. 144A company guaranty sr. notes 9 1/4s, 2018	185,000	200,263

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	100,000	102,000

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	170,000	186,575

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	80,000	54,400

		753,988
Utilities and power (2.4%)
AES Corp. (The) sr. unsec. notes 8s, 2020	55,000	64,075

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	85,000	99,238

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021	145,000	166,025

CORPORATE BONDS AND NOTES (42.7%)* cont.	Principal amount	Value

Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	$100,000	$112,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017	185,000	197,950

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	95,000	108,467

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	155,000	170,500

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	175,000	105,000

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	39,563

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	11,200

Edison Mission Energy sr. unsec. notes 7.2s, 2019	85,000	44,413

Edison Mission Energy sr. unsec. notes 7s, 2017	40,000	21,000

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	118,500

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	52,803

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020	45,000	49,613

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	256,000	273,920

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	122,000	136,945

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	155,000	178,250

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes 6 7/8s, 2019	45,000	48,263

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes
9 3/8s, 2020	195,000	212,063

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2022	35,000	35,088

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	180,000	197,325

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	27,563

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	25,000	28,000

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	45,000	49,725

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	104,250

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	325,000	347,750

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	70,000	80,841

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	84,000	96,075

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	15,000	19,844

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	75,000	27,844

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	210,353	47,329

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	60,000	48,300

		3,320,222

Total corporate bonds and notes (cost $57,821,364)		$60,224,308

CONVERTIBLE BONDS AND NOTES (28.3%)*	Principal amount	Value

Basic materials (1.5%)
CEMEX SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$645,000	$601,463

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	670,000	714,388

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	730,000	740,038

		2,055,889

CONVERTIBLE BONDS AND NOTES (28.3%)* cont.	Principal amount	Value

Capital goods (2.2%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s
(2 1/4s, 11/15/19) 2029 ††	$880,000	$891,000

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	630,000	631,575

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††	1,050,000	922,688

Owens-Brockway Glass Container, Inc. 144A cv. company guaranty
sr. unsec. notes 3s, 2015	655,000	640,263

		3,085,526
Communication services (3.9%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	733,000	706,429

Equinix, Inc. cv. unsec. sub. notes 3s, 2014	890,000	1,695,495

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	1,280,000	1,203,200

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 6 1/2s, 2016	645,000	891,713

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027	1,160,000	116,000

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	515,000	840,738

		5,453,575
Consumer cyclicals (7.2%)
Callaway Golf Co. 144A cv. sr. unsec. bonds 3 3/4s, 2019	603,000	591,543

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	393,030

Cenveo Corp. 144A cv. company guaranty sr. unsec. notes 7s, 2017	355,000	287,550

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	571,000	780,843

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	732,000	739,320

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	2,280,000	1,026,000

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	1,250,000	1,631,250

Live Nation Entertainment, Inc. cv. sr. unsec. notes 2 7/8s, 2027	1,070,000	1,044,588

MGM Resorts International Co. cv. company guaranty sr. unsec. notes
4 1/4s, 2015	1,760,000	1,777,600

PHH Corp. cv. sr. unsec. notes 4s, 2014	975,000	998,156

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub.
notes 7s, 2014	622,000	966,821

		10,236,701
Consumer staples (0.8%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	492,325

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	618,000	596,370

		1,088,695
Energy (2.8%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
2 1/4s, 2038	1,380,000	1,121,250

Endeavour International Corp. cv. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2016	530,000	478,325

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	650,000	611,000

Massey Energy Co. cv. company guaranty sr. unsub. notes
3 1/4s, 2015	545,000	489,138

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	670,000	566,150

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	500,000	5,000

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	615,000	631,298

		3,902,161
Financials (2.5%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	935,000	986,425

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN 0.961s, 2012 R	820,000	818,360

CONVERTIBLE BONDS AND NOTES (28.3%)* cont.	Principal amount	Value

Financials cont.
KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	$598,000	$837,948

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	920,000	816,500

		3,459,233
Health care (2.9%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	940,000	998,750

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s,
2013 (China) (In default) † F	763,000	144,970

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s,
2016 (China) (In default) † F	445,000	111,250

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	1,135,000	746,972

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (zero %,
3/1/18) 2042 ††	1,075,000	1,042,750

Providence Service Corp. (The) cv. sr. unsec. sub. notes 6 1/2s, 2014	302,000	303,510

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	625,000	762,500

		4,110,702
Technology (4.3%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	1,414,000	1,436,978

Digital River, Inc. cv. sr. unsec. notes 2s, 2030	954,000	919,418

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes
Ser. B, 2 5/8s, 2026	420,000	434,700

Safeguard Scientifics, Inc. cv. sr. unsec. sub. notes 10 1/8s, 2014	1,800,000	2,169,000

TeleCommunication Systems, Inc. 144A cv. sr. unsec. notes
4 1/2s, 2014	875,000	714,219

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	540,000	560,925

		6,235,240
Transportation (0.2%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	670,000	301,500

		301,500

Total convertible bonds and notes (cost $39,261,628)		$39,929,222

CONVERTIBLE PREFERRED STOCKS (23.3%)*	Shares	Value

Banking (4.7%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	2,448	$2,585,698

Huntington Bancshares Ser. A, 8.50% cv. pfd.	844	1,021,240

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd. (Puerto Rico) †	380	423,320

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,710	2,037,038

Wintrust Financial Corp. $3.75 cv. pfd.	10,190	576,958

		6,644,254
Basic materials (—%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	657

		657
Capital goods (1.4%)
United Technologies Corp. $3.75 cv. pfd. †	35,100	1,959,282

		1,959,282
Communication services (0.9%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,286,364

		1,286,364
Consumer cyclicals (5.1%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	62,060	1,613,560

General Motors Co. Ser. B, $2.375 cv. pfd.	67,775	2,414,484

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	910	933,888

CONVERTIBLE PREFERRED STOCKS (23.3%)* cont.	Shares	Value

Consumer cyclicals cont.
Nielsen Holdings NV $3.125 cv. pfd.	21,515	$1,160,465

Stanley Black & Decker, Inc. $4.75 cv. pfd.	9,437	1,114,156

		7,236,553
Consumer staples (1.1%)
Bunge, Ltd. $4.875 cv. pfd.	11,750	1,111,844

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	33,252	394,369

		1,506,213
Energy (1.4%)
Apache Corp. Ser. D, $3.00 cv. pfd.	13,095	640,837

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	1,447	1,324,005

		1,964,842
Financials (2.6%)
AMG Capital Trust II $2.575 cv. pfd.	31,375	1,437,367

Citigroup, Inc. $7.50 cv. pfd.	24,615	2,274,426

		3,711,793
Insurance (1.0%)
MetLife, Inc. $3.75 cv. pfd.	21,260	1,433,774

		1,433,774
Real estate (2.1%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	28,010	747,517

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	51,300	1,062,038

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	20,775	1,146,988

		2,956,543
Technology (0.5%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	1,420	770,883

		770,883
Transportation (0.7%)
Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	111,085	927,138

		927,138
Utilities and power (1.8%)
AES Trust III $3.375 cv. pfd.	30,565	1,530,160

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	50,222

PPL Corp. $4.375 cv. pfd.	16,855	925,845

		2,506,227

Total convertible preferred stocks (cost $33,238,735)		$32,904,523

UNITS (1.0%)*	Units	Value

Ashland, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029	1,540,000	$1,386,000

Total units (cost $1,263,962)		$1,386,000

COMMON STOCKS (0.8%)*	Shares	Value

Avis Budget Group, Inc. †	3,210	$52,708

CIT Group, Inc. †	936	35,343

Compton Petroleum Corp. (Canada) †	5,645	7,000

Deepocean Group (Shell) (acquired 6/9/11,
cost $131,921) (Norway) ‡	9,082	136,230

DISH Network Corp. Class A	2,080	66,539

FelCor Lodging Trust, Inc. † R	8,485	39,370

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	1,770	63,915

General Motors Co. †	2,830	60,421

COMMON STOCKS (0.8%)* cont.	Shares	Value

Harry & David Holdings, Inc. †	124	$10,540

Huntsman Corp.	5,330	76,645

Interpublic Group of Companies, Inc. (The)	6,010	63,946

Kodiak Oil & Gas Corp. †	10,580	94,585

LyondellBasell Industries NV Class A (Netherlands)	1,000	48,840

Magellan Health Services, Inc. †	7	347

Newfield Exploration Co. †	1,350	44,051

NII Holdings, Inc. †	6,770	42,245

Owens Corning, Inc. †	2,091	69,756

Quicksilver Resources, Inc. †	4,455	15,147

Spectrum Brands Holdings, Inc. †	1,379	50,789

Stallion Oilfield Holdings, Ltd.	693	22,176

Terex Corp. †	2,105	46,457

Trump Entertainment Resorts, Inc.	152	608

Vantage Drilling Co. †	46,730	71,030

Vertis Holdings, Inc. F	481	5

Total common stocks (cost $1,436,838)		$1,118,693

PREFERRED STOCKS (0.2%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	111	$101,076

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	6,800	168,776

M/I Homes, Inc. $2.438 pfd. †	1,002	18,036

Total preferred stocks (cost $277,899)		$287,888

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR0.001	119	$5,038

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	168,777	33,755

Total warrants (cost $38,280)				$38,793

SHORT-TERM INVESTMENTS (3.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	4,399,844	$4,399,844

Total short-term investments (cost $4,399,844)		$4,399,844

TOTAL INVESTMENTS

Total investments (cost $137,738,550)		$140,289,271

Key to holding’s currency abbreviations

CAD Canadian Dollar

EUR Euro

USD/$ United States Dollar

Key to holding’s abbreviations

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

MTN Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $141,003,111.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $136,230, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $21,389 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $997,816)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

	Bank of America, N.A.

	Canadian Dollar	Sell	9/20/12	$35,494	$34,899	$(595)

	Credit Suisse AG

	Euro	Sell	9/20/12	58,497	57,242	(1,255)

	Deutsche Bank AG

	Euro	Sell	9/20/12	165,048	161,187	(3,861)

	JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	9/20/12	41,579	40,914	(665)

	State Street Bank and Trust Co.

	Canadian Dollar	Sell	9/20/12	157,189	154,572	(2,617)

	Westpac Banking Corp.

	Canadian Dollar	Sell	9/20/12	75,146	73,935	(1,211)

	Euro	Sell	9/20/12	485,081	475,067	(10,014)

	Total					$(20,218)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$189,400	$—	$—

Capital goods	46,457	—	—

Communication services	108,784	—	—

Consumer cyclicals	233,493	608	5

Consumer staples	103,497	10,540	—

Energy	231,813	158,406	—

Financials	35,343	—	—

Health care	347	—	—

Total common stocks	949,134	169,554	5

Convertible bonds and notes	—	39,673,002	256,220

Convertible preferred stocks	1,959,282	30,944,584	657

Corporate bonds and notes	—	60,224,308	—

Preferred stocks	18,036	269,852	—

Units	—	1,386,000	—

Warrants	—	—	38,793

Short-term investments	4,399,844	—	—

Totals by level	$7,326,296	$132,667,300	$295,675

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(20,218)	$—

Totals by level	$—	$(20,218)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $133,338,706)	$135,889,427
Affiliated issuers (identified cost $4,399,844) (Note 6)	4,399,844

Cash	145

Dividends, interest and other receivables	1,914,249

Receivable for investments sold	64,693

Total assets	142,268,358

LIABILITIES

Distributions payable to shareholders	753,506

Payable for investments purchased	14,551

Payable for compensation of Manager (Note 2)	249,418

Payable for investor servicing fees (Note 2)	11,421

Payable for custodian fees (Note 2)	6,784

Payable for Trustee compensation and expenses (Note 2)	84,786

Payable for administrative services (Note 2)	312

Unrealized depreciation on forward currency contracts (Note 1)	20,218

Payable for auditing	118,313

Other accrued expenses	5,938

Total liabilities	1,265,247

Net assets	$141,003,111

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$165,930,180

Undistributed net investment income (Note 1)	395,085

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(27,852,770)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,530,616

Total — Representing net assets applicable to capital shares outstanding	$141,003,111

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($141,003,111 divided by 17,166,630 shares)	$8.21

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $829) (including interest income of $4,641 from investments
in affiliated issuers) (Note 6)	$7,150,250

Dividends (net of foreign tax of $168)	2,460,904

Total investment income	9,611,154

EXPENSES

Compensation of Manager (Note 2)	964,308

Investor servicing fees (Note 2)	68,818

Custodian fees (Note 2)	15,649

Trustee compensation and expenses (Note 2)	11,923

Administrative services (Note 2)	4,339

Auditing	123,181

Other	95,411

Total expenses	1,283,629

Expense reduction (Note 2)	(585)

Net expenses	1,283,044

Net investment income	8,328,110

Net realized gain on investments (Notes 1 and 3)	765,472

Net realized loss on swap contracts (Note 1)	(3,739)

Net realized gain on foreign currency transactions (Note 1)	102,898

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(16,476)

Net unrealized appreciation of investments during the year	1,448,988

Net gain on investments	2,297,143

Net increase in net assets resulting from operations	$10,625,253

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$8,328,110	$8,636,868

Net realized gain on investments
and foreign currency transactions	864,631	6,548,737

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,432,512	(2,980,032)

Net increase in net assets resulting from operations	10,625,253	12,205,573

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,032,351)	(9,023,929)

Increase in capital share transactions from reinvestment
of distributions	290,315	234,339

Decrease from capital shares repurchased (Note 5)	—	(73,470)

Total increase in net assets	1,883,217	3,342,513

NET ASSETS

Beginning of year	139,119,894	135,777,381

End of year (including undistributed net investment income
of $395,085 and $773,696, respectively)	$141,003,111	$139,119,894

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	17,130,850	17,113,325

Shares issued in connection with reinvestment
of distributions	35,780	27,538

Shares repurchased (Note 5)	—	(10,013)

Shares outstanding at end of year	17,166,630	17,130,850

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	8/31/12	8/31/11	8/31/10	8/31/09	8/31/08

Net asset value, beginning of period	$8.12	$7.93	$7.13	$8.23	$9.15
Investment operations:

Net investment income (loss)[a]	.49	.50	.51	.50	.56

Net realized and unrealized
gain (loss) on investments	.13	.22	.81	(1.10)	(.98)

Total from investment operations	.62	.72	1.32	(.60)	(.42)
Less distributions:

From net investment income	(.53)	(.53)	(.53)	(.55)	(.55)

Total distributions	(.53)	(.53)	(.53)	(.55)	(.55)

Increase from shares repurchased	—	— [d]	.01	.05	.05

Net asset value, end of period	$8.21	$8.12	$7.93	$7.13	$8.23

Market price, end of period	$8.27	$8.10	$8.19	$6.80	$7.29

Total return at market price (%)[b]	9.08	5.22	29.08	2.60	(5.09)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$141,003	$139,120	$135,777	$123,256	$149,717

Ratio of expenses to average
net assets (%)[c]	.93	.91	.93	1.04 [e]	.96 [e]

Ratio of net investment income
(loss) to average net assets (%)	6.04	5.86	6.60	8.11 [e]	6.36 [e]

Portfolio turnover (%)	36	63	61	50	42

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2009 and August 31, 2008 reflect a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,300,000 on forward currency contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge market risk.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of credit default swap contracts was minimal.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $20,218 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $27,323,460 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$3,678,018	N/A	$3,678,018	August 31, 2017

23,645,442	N/A	23,645,442	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $147,083 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, nontaxable dividends, dividends payable, interest on payment-in-kind securities, income on swap contracts and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $325,630 to increase undistributed net investment income, $119,544 to increase paid-in-capital and $445,174 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,927,465
Unrealized depreciation	(8,368,588)

Net unrealized appreciation	2,558,877
Undistributed ordinary income	1,182,237
Capital loss carryforward	(27,323,460)
Post-October capital loss deferral	(147,083)
Cost for federal income tax purposes	$137,730,394

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average net assets,
0.600%	of the next $500 million of average net assets,
0.550%	of the next $500 million of average net assets,
0.500%	of the next $5 billion of average net assets,
0.475%	of the next $5 billion of average net assets,
0.455%	of the next $5 billion of average net assets,
0.440%	of the next $5 billion of average net assets,
0.430%	of the next $5 billion of average net assets,
0.420%	of the next $5 billion of average net assets,
0.410%	of the next $5 billion of average net assets,
0.400%	of the next $5 billion of average net assets,
0.390%	of the next $5 billion of average net assets,
0.380%	of the next $8.5 billion of average net assets and
0.370%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $128 under the expense offset arrangements and by $457 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $109, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $50,541,990 and $47,849,346, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$20,218

Equity contracts	Investments	38,793	Payables	—

Total		$38,793		$20,218

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(3,739)	$(3,739)

Foreign exchange contracts	106,765	—	$106,765

Total	$106,765	$(3,739)	$103,026

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(16,373)	$(16,373)

Equity contracts	(6,610)	—	$(6,610)

Total	$(6,610)	$(16,373)	$(22,983)

* Outstanding warrants at the close of the reporting period are indicative of the volume of activity during the reporting period.

Note 5: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 244 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $2,003 based on net asset value.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the

Statement of operations and totaled $4,641 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $27,240,157 and $26,086,408, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 22.72% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 22.70%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Shareholder meeting results (Unaudited)

January 26, 2012 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	15,330,587	506,229

Barbara M. Baumann	15,348,252	488,564

Jameson A. Baxter	15,345,457	491,359

Charles B. Curtis	15,314,536	522,280

Robert J. Darretta	15,351,826	484,990

John A. Hill	15,311,428	525,388

Paul L. Joskow	15,344,350	492,466

Elizabeth T. Kennan	15,312,442	524,374

Kenneth R. Leibler	15,355,347	481,469

Robert E. Patterson	15,348,863	487,953

George Putnam, III	15,339,287	497,529

Robert L. Reynolds	15,352,723	484,093

W. Thomas Stephens	15,312,487	524,329

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	Katinka Domotorffy	Vice President and Treasurer
Management, LLC	John A. Hill
One Post Office Square	Paul L. Joskow	Janet C. Smith
Boston, MA 02109	Elizabeth T. Kennan	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Manager	Robert E. Patterson	and Assistant Treasurer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Susan G. Malloy
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Assistant Treasurer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Mark C. Trenchard
Custodian	Executive Vice President,	Vice President and
State Street Bank	Principal Executive Officer, and	BSA Compliance Officer
and Trust Company	Compliance Liaison
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk, and
Ropes & Gray LLP	Vice President and	Associate Treasurer
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Robert T. Burns	Vice President, Proxy
PricewaterhouseCoopers LLP	Vice President and	Manager, Assistant Clerk, and
	Chief Legal Officer	Associate Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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AN710
276921 10/12

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2012	$105,084	$--	$16,179	$273

August 31, 2011	$105,356	$--	$9,156	$-

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $178,460 and $141,538 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2012	$ -	$ 45,000	$ -	$ -

August 31, 2011	$ -	$ 112,505	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The

Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)
Robert J. Darretta
John A. Hill
Barbara M. Baumann
Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management-or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

► The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 9, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Leaders	Joined
	Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam	Portfolio Manager
		Management
		2000 – Present

Robert Salvin	2004	Putnam	Portfolio Manager
		Management
		2000 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
account programs and
Portfolio Leader or	Other SEC-registered open-end		Other accounts that pool assets		single-sponsor defined
Member	and closed-end funds		from more than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Erik Harthun	6	$1,222,400,000	2	$8,600,000	4	$459,000,000

Robert Salvin	17	$4,462,500,000	17*	$4,342,800,000	5	$969,500,000

* 1 account , with total assets of $79,400,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over
	Year	$0
Eric N. Harthun	2012	*
	2011	*
Robert L. Salvin	2012			*
	2011			*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
	Total Number	Number (or
	of Shares	Approximate
	Purchased	Dollar Value )

			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30, 2011	-	-	-	1,701,748
October 1 - October
7, 2011	-	-	-	1,701,748
October 8 - October
31, 2011	-	-	-	1,713,490
November 1 -
November 30, 2011	-	-	-	1,713,490
December 1 -
December 31, 2011	-	-	-	1,713,490
January 1 - January
31, 2012	-	-	-	1,713,490
February 1 -
February 28, 2012	-	-	-	1,713,490
March 1 - March 31,
2012	-	-	-	1,713,490
April 1 - April 30,
2012	-	-	-	1,713,490
May 1 - May 31,
2012	-	-	-	1,713,490
June 1 - June 30,
2012	-	-	-	1,713,490
July 1 - July 31,
2012	-	-	-	1,713,490
August 1 - August
31, 2012	-	-	-	1,713,490

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchases up to 1,713,490 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchase up to 1,717,097 of its shares

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz
Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2012